                                                                    EXHIBIT 99.1


                                AMERICREDIT CORP.

                         COMPOSITION OF THE RECEIVABLES
                                2006-A-F STAT CUT
                                    6/14/06*

                                                New                      Used                 Total
                                       ----------------------   ----------------------   ---------------
Aggregate Principal Balance (1)        $       227,062,796.25   $       601,889,281.34   $828,952,077.59
Number of Receivables in Pool                          10,597                   37,940            48,537
Percent of Pool by Principal Balance                    27.39%                   72.61%           100.00%
Average Principal Balance              $            21,427.08   $            15,864.24   $     17,078.77
   Range of Principal Balances         ($308.05 to $73,291.34)  ($497.96 to $63,142.83)
Weighted Average APR (1)                                15.64%                   17.49%            16.99%
   Range of APRs                             (1.90% to 27.00%)       (6.00%% to 29.99%)
Weighted Average Remaining Term                            68                       64               65
   Range of Remaining Terms                   (3 to 72 months)         (3 to 72 months)
Weighted Average Original Term                             69                       65                66
   Range of Original Terms                   (36 to 72 months)        (24 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

         DISTRIBUTION OF THE RECEIVABLES BY SCORE AS OF THE CUTOFF DATE

                                                  Percent of Aggregate                              Percent of Aggregate
                         AmeriCredit Score (1)   Principal Balance (3)   Credit Bureau Score (2)   Principal Balance (3)
                         ---------------------   ---------------------   -----------------------   ---------------------
                                   <215                  2.01%
                                215-224                 21.59%                     <540                  17.20%
                                225-244                 43.48%                  540-599                  36.87%
                                245-259                 19.63%                  600-659                  37.18%
                                    260+                13.28%                      660+                  8.75%
                                -------                 -----                   --- ---                  -----
Weighted Average Score              238                                             591
                                =======                 =====                   === ===                  =====

*    RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.

                               AMERICREDIT CORP.

                         COMPOSITION OF THE RECEIVABLES
                                2006-A-F STAT CUT
                                    6/14/06*

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                      Aggregate Principal
                     Balance as of Cutoff    Percent of Aggregate    Number of    Percent of Number of
   APR Range (1)            Date            Principal Balance (2)   Receivables      Receivables (2)
------------------   --------------------   ---------------------   -----------   --------------------
     0.000%-0.999%                  --                0.00%                 0              0.00%
     1.000%-1.999%           24,326.88                0.00%                 1              0.00%
     2.000%-2.999%           58,024.48                0.01%                 2              0.00%
     3.000%-3.999%           19,143.47                0.00%                 1              0.00%
     4.000%-4.999%          216,329.04                0.03%                 8              0.02%
     5.000%-5.999%          255,994.89                0.03%                 9              0.02%
     6.000%-6.999%          896,079.85                0.11%                42              0.09%
     7.000%-7.999%        2,049,680.49                0.25%               100              0.21%
     8.000%-8.999%        5,035,145.65                0.61%               246              0.51%
     9.000%-9.999%       15,473,467.96                1.87%               767              1.58%
   10.000%-10.999%       23,638,428.14                2.85%             1,166              2.40%
   11.000%-11.999%       28,150,322.92                3.40%             1,427              2.94%
   12.000%-12.999%       41,943,357.11                5.06%             2,175              4.48%
   13.000%-13.999%       52,760,602.77                6.36%             2,729              5.62%
   14.000%-14.999%       62,647,010.43                7.56%             3,314              6.83%
   15.000%-15.999%       70,624,467.34                8.52%             3,849              7.93%
   16.000%-16.999%       88,806,962.68               10.71%             4,943             10.18%
   17.000%-17.999%      108,582,606.80               13.10%             6,322             13.03%
   18.000%-18.999%      121,501,787.19               14.66%             7,262             14.96%
   19.000%-19.999%       60,314,379.67                7.28%             3,905              8.05%
   20.000%-20.999%       50,332,129.51                6.07%             3,427              7.06%
   21.000%-21.999%       45,984,659.23                5.55%             3,201              6.59%
   22.000%-22.999%       26,308,862.51                3.17%             1,867              3.85%
   23.000%-23.999%       14,339,157.16                1.73%             1,056              2.18%
   24.000%-24.999%        7,691,814.52                0.93%               612              1.26%
   25.000%-25.999%          968,738.75                0.12%                75              0.15%
   26.000%-26.999%          241,304.67                0.03%                20              0.04%
   27.000%-27.999%           52,854.72                0.01%                 6              0.01%
   28.000%-28.999%           14,068.30                0.00%                 2              0.00%
   29.000%-29.999%           20,370.46                0.00%                 3              0.01%
                        --------------              ------             ------            ------
TOTAL                   828,952,077.59              100.00%            48,537            100.00%
                        ==============              ======             ======            ======

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)  Percentages may not add to 100% because of rounding.

*    RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.

                                AMERICREDIT CORP.

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                                2006-A-F STAT CUT
                                    6/14/06*


                        Aggregate Principal
                       Balance as of Cutoff    Percent of Aggregate    Number of    Percent of Number of
       State                Date (1)          Principal Balance (2)   Receivables      Receivables (2)
--------------------   --------------------   ---------------------   -----------   --------------------
Alabama                     16,994,396.72              2.05%                994             2.05%
Arizona                     15,438,225.11              1.86%                911             1.88%
Arkansas                    10,668,178.69              1.29%                631             1.30%
California                  87,815,267.72             10.59%              4,459             9.19%
Colorado                    11,622,030.91              1.40%                631             1.30%
Connecticut                  6,581,649.69              0.79%                401             0.83%
Delaware                     3,274,539.81              0.40%                197             0.41%
District of Columbia         2,336,537.47              0.28%                126             0.26%
Florida                     84,220,698.86             10.16%              4,749             9.78%
Georgia                     28,497,274.32              3.44%              1,618             3.33%
Hawaii                       4,333,576.55              0.52%                226             0.47%
Idaho                        1,662,858.09              0.20%                 98             0.20%
Illinois                    30,590,152.42              3.69%              1,921             3.96%
Indiana                     15,575,132.66              1.88%                999             2.06%
Iowa                         4,121,198.65              0.50%                267             0.55%
Kansas                       4,121,946.30              0.50%                237             0.49%
Kentucky                    11,526,006.83              1.39%                738             1.52%
Louisiana                   16,146,919.71              1.95%                891             1.84%
Maine                        3,612,578.93              0.44%                233             0.48%
Maryland                    15,656,664.73              1.89%                903             1.86%
Massachusetts               14,700,791.37              1.77%                919             1.89%
Michigan                    17,596,519.13              2.12%              1,166             2.40%
Minnesota                    7,240,971.47              0.87%                467             0.96%
Mississippi                 12,847,307.22              1.55%                736             1.52%
Missouri                    12,671,714.13              1.53%                798             1.64%
Nebraska                     2,204,002.67              0.27%                143             0.29%
Nevada                      11,417,549.74              1.38%                610             1.26%
New Hampshire                3,438,461.53              0.41%                236             0.49%
New Jersey                  21,160,527.10              2.55%              1,209             2.49%
New Mexico                   7,390,332.40              0.89%                440             0.91%
New York                    38,148,796.53              4.60%              2,331             4.80%
North Carolina              24,131,742.67              2.91%              1,403             2.89%
Ohio                        40,548,074.08              4.89%              2,715             5.59%
Oklahoma                     9,094,623.81              1.10%                554             1.14%
Oregon                       6,295,217.55              0.76%                396             0.82%
Pennsylvania                37,657,894.33              4.54%              2,386             4.92%
Rhode Island                 2,586,329.59              0.31%                159             0.33%
South Carolina              13,534,993.18              1.63%                797             1.64%
South Dakota                 1,115,996.96              0.13%                 73             0.15%
Tennessee                   17,717,195.65              2.14%              1,083             2.23%
Texas                       97,866,197.94             11.81%              5,360            11.04%
Utah                         3,105,712.31              0.37%                186             0.38%
Vermont                      1,599,943.04              0.19%                108             0.22%
Virginia                    17,613,514.34              2.12%              1,027             2.12%
Washington                  11,558,251.73              1.39%                662             1.36%
West Virginia                6,298,635.96              0.76%                403             0.83%
Wisconsin                   12,219,176.19              1.47%                792             1.63%
Other (3)                    2,395,770.80              0.29%                148             0.30%
                          ---------------            ------              ------           ------
TOTAL                     $828,952,077.59            100.00%             48,537           100.00%
                          ===============            ======              ======           ======

----------
(1)  Aggregate Principal Balances include some portion of accrued interest.

(2)  Percentages may not add to 100% because of rounding.

(3)  States with aggregate principal balances less than $1,000,000.

*    RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.